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                                                                   EXHIBIT 10.73
                                   EXHIBIT C

                               SECURITY AGREEMENT


     THIS AGREEMENT, dated the _____ day of _______________, 199__, between TROPIC OF TALLAHASSEE, INC. having its principal office at 3366 Riverside
Drive, Suite 200, Columbus, Ohio 43215 (the "Debtor") and EDWARD WINTON, having his principal office at __________________________________________ (the "Secured
Party").

                                   ARTICLE I

                         CREATION OF SECURITY INTEREST

1. Any amounts disbursed by Secured Party to Debtor, with interest thereon, shall become additional indebtedness of Debtor secured by this Security Agreement and the Debtor hereby grants to Secured Party a first security interest in all the following, which shall be collectively hereinafter referred to as the "Collateral".

     (a) All equipment, machinery, appliances, fixtures, furniture, furnishings and all other types of tangible and intangible personal property, including all additions thereto, substitutions therefor, replacements thereof and all insurance proceeds therefrom by reason of loss or damage thereto located at and used in connection with the radio station known as WMLO (FM) of Tallahassee, Florida, which property comprises the "Assets" as that term is defined in a certain Purchase Agreement entered into by and between Debtor and Secured Party, dated September ___, 1993; and

     (b) All equipment, machinery, appliances, fixtures, furniture, furnishings and all other types of tangible, personal property including all additions thereto, substitutions therefor, replacements thereof and all insurance proceeds therefrom by reason of loss or damage thereto located at and used in connection with the Debtor's radio station business known as WMLO (FM), and which is located at any other locations.


2. This Agreement and the Collateral serve as security for the performance of a Term Note dated __________________, 199__, which is hereinafter called the "Note", and any renewal, modification, extension, or refinancing thereof. A copy of said Note is attached hereto and incorporated herein by reference as Exhibit "A". The Collateral shall also secure all Debtor's obligations and liabilities whatsoever and whenever arising out of Debtor's promises to pay, covenants, warranties, or representations to the Secured Party from any transaction now or hereafter occuring.

     The Collateral shall be held by Secured Party; and so long as no Event of Default has occurred and is continuing under the Note hereinafter defined or which with the lapse of time or the giving of notice of both would constitute such an Event of Default, all such Collateral and other sums shall be paid and applied as follows: Any amounts from time to time received by Secured Party shall be applied first to the payment of all amounts of interest and then to the

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     principal due and payable under the Note.

3. At its option and without any obligation to do so, Secured Party may discharge or pay any taxes, liens, security interests, or other, encumbrances at any time levied or placed on or against the Collateral or Debtor in breach of this Agreement. Debtor agrees to reimburse Secured Party on demand for any such payment made or expense incurred pursuant to the foregoing authorizations. Moneys advanced by Secured Party required to pay or discharge any of the above shall bear interest at fourteen percent (14%) per annum until paid in full.

4. Debtor shall execute any UCC Financing Statements or other documents from time to time, alone or with Secured Party, and do such other acts considered by Secured Party to be reasonably necessary or desirable to perfect or protect the security interests hereby created and shall pay all costs and expenses (including, without limitation, reasonable fees and expenses of counsel and filing fees) related to the preparation and filing of any financial statements, continuation statements, or any other documents related to the perfection or protection of the security interests hereby created. Debtor hereby authorizes Secured Party as Debtor's agent and attorney in fact to execute and file in any appropriate office UCC financing statements and similar instruments signed only by Secured Party.

5. If an Event of Default occurs and is continuing, Debtor hereby appoints the Secured Party as Debtor's true and lawful attorney, with full power of substitution to take any action which the Secured Party may deem necessary or appropriate to create, perfect, protect, and preserve the secured interests of the Secured Party in the Collateral. Notwithstanding the foregoing, upon written direction from the Secured Party and at Secured Party's expense, Debtor will take all actions necessary or desirable, including without limitation, litigation, to enforce Debtor's rights in the Collateral; and, in such event, will pay over to the Secured Party all profits received from any such action.

                                   ARTICLE II

                               EVENTS OF DEFAULT

     Any of the following events, unless cured by Debtor within thirty (30) days following written notice from Secured Party of any such event, shall constitute an Event of Default hereunder:

        (1) Debtor shall fail to make payment of the principal or interest on the Note when due; or

        (2) Debtor shall default in the due observance or performance of any term, covenant, or representation contained in this Security Agreement, or

        (3) Debtor has made material false representations to Secured Party which significantly damages Secured Party's interest in the Collateral; or

        (4) Debtor shall cease doing business as a going concern, make an assignment for the benefit of creditors, admit in writing its inability to pay its debts as they become due, file a voluntary petition in bankruptcy, be adjudicated a bankrupt or an insolvent, file a petition seeking for itself any reorganization, readjustment, liquidation, dissolution, or similar arrangement under any present or future statute, law, or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding or fail to have such petition dismissed within 60 days after filing or consent to or acquiesce in the appointment of a trustee,
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              receiver, or liquidator of it or all or any substantial part of it, assets or properties.


                                  ARTICLE III

                            SECURED PARTY'S REMEDIES

1. Upon an Event of Default hereunder, Secured Party shall have the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the state of Ohio. Without limiting the generality of the foregoing, Secured party may upon Event of Default exercise the following rights and remedies:

        (a) Accelerate the due date of the Note and request immediate payment of both principal and interest to date, unless Debtor shall bring all Note arrearages current within ten (10) days after receipt of the aforesaid notice from Secured Party; and/or

        (b) Sell the Collateral in its possession; provided that Secured Party shall first send Debtor a notice, at least ten (10) days before the time of any intended sale or other disposition of the Collateral is to be made, which Debtor agrees shall be deemed to be reasonable notice of such sale or other disposition.

2. Secured Party may incur reasonable attorneys' fees and expenses in exercising any of its rights and remedies upon default, which fees and expenses shall become parts of Secured Party's reasonable expenses of retaking, holding, preparing for sale and the like. Debtor will reimburse Secured Party on demand for all such expenses.

3. Debtor agrees that if any warranty or representation contained herein should prove to be untrue or incorrect in any material respect when made, the secured Party may at its potion terminate this Agreement and rescind the loan made hereunder; and Debtor shall pay to Secured Party the principal amount due on the Note together with accrued interest plus costs and expenses incurred by the Secured Party arising out of enforcement of this provision.


                                   ARTICLE IV

                                 MISCELLANEOUS

1. No delay or omission of the Secured Party to exercise any remedy shall exhaust or impair any remedy of the Secured Party nor shall any waiver by the Secured Party extend or be taken to affect any subsequent default. No remedy hereunder is intended to be exclusive of any other remedy but shall be cumulative to any and every other remedy to which the Secured Party is entitled. The Secured Party shall not be required to look to, enforce or exhaust any other security, collateral, or guarantees first.

2. This Security Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the state of Delaware.


3. Any notice or notification required to be given may be given by mailing such notice, postage prepaid, to the intended party's address as it appears at the beginning of this Security
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     Agreement.

4. All the terms, conditions, and covenants of this Security Agreement shall inure to the benefit of and to bind the heirs, successors, and assigns of the respective parties hereto.

5. This Security Agreement may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6. This Security Agreement shall be without recourse against the Debtor except as to the warranties and covenants stated herein notwithstanding anything to the contrary contained in the Note.



     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.




DEBTOR:                                              SECURED PARTY:

TROPIC OF TALLAHASSEE, INC.                          EDWARD WINTON



By:_______________________                           _________________________


Title: ___________________







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